Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Hertz Corporation, *et al.*
Debtors

Case No. 20-11218 (MFW)

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation.
Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession."
Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	Exhibit A	The Debtors have provided forecasted disbursements for the 13 weeks following the petition date.
Certificates of Insurance:	Exhibit B	N/A
Workers Compensation	Yes	
Property Liability	Yes	
General Liability	Yes	
Vehicle Liability	Yes	
Other: Cyber Liability, Aviation Liability, Fiduciary Liability, etc.	Yes	
Identify areas of self-insurance with liability caps	Yes	The Debtors self-insure auto liability, general liability and employers' liability up to a retention of $10 million, and amounts in excess of $10 million are reimbursed through umbrella and excess policies.
Evidence of Debtor in Possession Bank Accounts	Exhibit C	N/A
Tax Escrow Account	No	Per the Cash Management Motion [Docket No. 19] filed with the Court on May 24, 2020 and approved by Interim Order on May 27, 2020 [Docket No. 210] (the "Interim Cash Management Order"), the Debtors are authorized to continue to use their current cash management system, including maintenance of existing bank accounts, and are therefore not required to establish new Debtor in Possession bank accounts. Attached hereto is the entered Interim Cash Management Order and Exhibit C to the Cash Management Motion, which lists the Debtors' bank accounts. Additionally, the Debtors have opened four new bank accounts during the post-petition period. The Debtors designated these as "Debtor-in-Possession" accounts and provided notice of the opening of such accounts pursuant to paragraph 11 of the Interim Cash Management Order. Such accounts will be reflected on the Debtors' first monthly operating report.
General Operating Account	No	
Money Market Account pursuant to Local Rule 4001-3 for the District of Delaware only. Refer to: http://www.deb.uscourts.gov/	No	
Other: None	No	
Retainers Paid (Form IR-2)	Exhibit D	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

____________________ ________________
Signature of Debtor Date

____________________ ________________
Signature of Joint Debtor Date

____________________ ________________
Signature of Authorized Individual* Date

R. Eric Esper
Printed Name of Authorized Individual

Senior Vice President, Chief Accounting Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR
(4/07)

Exhibit A13 Week Cash Disbursements Projection

The Hertz Corporation, et alMay 29th Cash Disbursements Forecast Draft. Subject to Material Revision. Key Explanatory Notes, Guidance, and Disclaimers: i) Cash flow forecast represents a 13‐week preliminary draft as of 5/29. Actual results may differ materially from the forecast presented. ii) Due to the unprecedented impact of COVID‐19 on the Company's business ‐ and on the broader travel industry ‐ the Company has elected to remove all forecasted cash receipts from this forecast. Cash receipts are primarily driven by car rentals and sales. Forecasting such results, including the timing of a recovery from COVID‐19, is highly subjective and potentially misleading in the current environment. iii) The forecast provided presents forecasted cash disbursements only on a line item basis. These disbursements are subject to material deviations from the forecast, as many disbursements are directly tied to car rental cash receipts. iv) All rental payments under lease agreements with ABS lenders are not required to be made during the 60‐day period post‐filing per Bankruptcy Code Section 365(d)(10). Any payments under the ABS lease agreements after the 60‐day post‐filing period are subject to further discussions with the ABS lenders and its advisors and/or relief from the Bankruptcy Court, and have been excluded from this forecast. Lease payments and syndications have been excluded from Donlen's cash disbursement forecast ‐ as this is a direct passthrough. v) Donlen cash disbursements include estimated pass‐through payments under its fleet management business as well as estimated vehicle purchases, which are immediately put on lease with its customers. Post‐petition vehicle purchase financing arrangements are in development. vi) This report contains certain non‐GAAP financial measures. Use of these non‐GAAP measures may differ from similar measures reported by other companies. Each of these non‐GAAP measures has its limitations as an analytical tool, and the recipient should not consider them in isolation or as a substitute for analysis of the Debtors’ results as reported under GAAP. vii) The forecast constitutes or may be deemed to constitute “Forward‐Looking Statements” within the meaning of federal securities laws. Such Forward‐Looking Statements involve known and unknown risks and uncertainties that could cause the actual results to differ materially from any projected results stated or implied by such Forward‐Looking Statements. Statements in this forecast that are forward‐looking are based on the Company’s current assumptions regarding a large number of factors affecting its business. We believe these judgments are reasonable but it should be understood that these statements are not guarantees of performance or results and actual results may differ materially from expected results. You are cautioned not to place undue reliance on these Forward‐Looking Statements, which only speak as of their dates and the Company undertakes no obligation to update such statements. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of their likely impact, (ii) the publicly available information with respect to these factors on which the Company’s analysis is based is complete or accurate, (iii) the Company’s analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Forward‐Looking Statements involve numerous risks and uncertainties, including those set forth in the Company’s filings under the Federal Securities Laws, that could cause actual results to differ materially from expected results.

The Hertz Corporation, et alMay 29th Cash Disbursements Forecast Draft. Subject to Material Revision. 13‐week Cash Disbursement Forecast Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 Week 7 Week 8 Week 9 Week 10 Week 11 Week 12 Week 13 13 Week ($ in millions) 29‐May 5‐Jun 12‐Jun 19‐Jun 26‐Jun 3‐Jul 10‐Jul 17‐Jul 24‐Jul 31‐Jul 7‐Aug 14‐Aug 21‐Aug Summary U.S. Disbursements: 1.) Payroll & Benefits $ (0.2) $ (20.7) $ (8.7) $ (23.1) $ (8.3) $ (5.0) $ (26.5) $ (23.5) $ (10.0) $ (21.2) $ (11.2) $ (21.1) $ (14.1) $ (193.6) 2.) Location Rent & Concession Payments (3.0) (5.0) (5.0) (20.2) (6.3) (1.7) (8.1) (29.3) (13.6) (5.9) (5.1) (19.8) (36.1) (159.3) 3.) License, Title & Registration Payments (1.5) (1.5) (1.4) (0.8) (7.0) (0.2) (0.2) (0.2) (0.2) (0.2) (0.2) (0.2) (0.2) (13.8) 4.) Marsh Payments (15.0) ‐ ‐ (15.0) ‐ ‐ ‐ ‐ (15.0) ‐ ‐ ‐ ‐ (45.0) 5.) Insurance Claim & Premium Payments (3.2) (3.2) (3.2) (3.2) (3.2) (3.2) (3.2) (3.2) (3.2) (3.2) (3.2) (3.2) (3.2) (41.9) 6.) Sales & Use and Other Tax Payments (2.2) (0.6) (1.2) (15.4) (5.2) (0.1) (0.8) (29.1) (9.0) (0.7) (0.7) (6.7) (23.7) (95.2) 7.) P‐card and Fuel Card Payments (3.5) ‐ (1.0) ‐ (4.2) ‐ (1.0) ‐ (2.3) (2.5) (2.0) ‐ (2.6) (19.1) 8.) Direct Operating, SG&A & Other Payments (5.5) (10.9) (30.9) (31.5) (30.6) (30.6) (30.5) (24.8) (24.8) (24.6) (24.6) (26.4) (32.2) (328.2) 9.) Non‐Fleet Capital Expenditures (2.0) (2.1) (2.1) (2.1) (2.1) (2.0) (2.0) (2.0) (2.0) (2.0) (2.9) (2.9) (2.9) (29.2) 10.) Corporate Debt Interest & Financing Costs ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ 11.) Other Misc. Cash Activity ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ 12.) Total U.S. Disbursements (36.1) (44.0) (53.7) (111.3) (67.0) (42.9) (72.3) (112.2) (80.2) (60.4) (50.0) (80.3) (115.1) (925.3)Chapter 11 Related Items (U.S. RAC): 13.) Airport Authorities ‐ (3.0) (3.0) (3.0) (3.0) ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ (11.9) 14.) Franchisees ‐ (0.2) (0.2) (0.3) (0.3) (0.3) (0.5) (0.5) (0.5) (0.5) ‐ ‐ ‐ (3.4) 15.) Critical Vendors ‐ (2.1) (2.1) (4.1) (4.1) (4.1) (6.2) (6.2) (6.2) (6.2) ‐ ‐ ‐ (41.3) 16.) Utilities Deposits ‐ (2.5) ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ (2.5) 17.) Restructuring Professional Fees ‐ (2.0) ‐ ‐ ‐ (4.6) ‐ (7.2) ‐ (8.1) (3.9) ‐ ‐ (25.8) 18.) U.S. Trustee Fees ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ (1.1) ‐ ‐ ‐ (1.1) 19.) Other Restructuring Items ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ 20.) Total Chapter 11 Related Items ‐ (9.7) (5.2) (7.4) (7.4) (9.1) (6.7) (13.9) (6.7) (15.9) (3.9) ‐ ‐ (86.0)Other Disbursements (Non‐U.S. RAC): 21.) Canada Disbursements ‐ (2.7) (2.3) (1.5) (1.3) (3.9) (3.7) (3.9) (4.1) (4.7) (2.3) (2.2) (2.3) (35.0) 22.) Donlen Disbursements ‐ (11.3) (15.1) (18.9) (22.7) (7.6) (31.6) (20.5) (20.5) (20.5) (22.8) (22.8) (22.8) (237.0) 23.) Total Other Disbursements ‐ (14.0) (17.4) (20.4) (23.9) (11.4) (35.3) (24.4) (24.5) (25.2) (25.2) (25.1) (25.1) (272.0)24.) Total Disbursements $ (36.1) $ (67.7) $ (76.2) $ (139.1) $ (98.3) $ (63.4) $ (114.3) $ (150.5) $ (111.4) $ (101.5) $ (79.1) $ (105.4) $ (140.3) $ (1,283.3)

Exhibit B Certificates of Insurance

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 06/04/2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MARSH USA, INC.
445 SOUTH STREET
MORRISTOWN, NJ 07960-6454
Attn: Hertz.certrequest@marsh.com Fax 212-948-0979

CN102051407--CybeX-19-20

CONTACT NAME:
PHONE (A/C, No, Ext): **FAX (A/C, No):**
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : National Union Fire Insurance Co. of Pittsburgh, PA	19445
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
HERTZ GLOBAL HOLDINGS, INC.
8501 WILLIAMS ROAD
ESTERO, FL 33928

COVERAGES **CERTIFICATE NUMBER:** NYC-010904681-04 **REVISION NUMBER:** 6

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY						EACH OCCURRENCE	$
	CLAIMS-MADE / OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$
	POLICY / PRO-JECT / LOC						PRODUCTS - COMP/OP AGG	$
	OTHER:							$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	ANY AUTO						BODILY INJURY (Per person)	$
	OWNED AUTOS ONLY / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR						EACH OCCURRENCE	$
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	$
	DED / RETENTION $							$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N						PER STATUTE / OTH-ER	
	ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) N	N / A					E.L. EACH ACCIDENT	$
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	CYBER			03-978-63-64	11/15/2019	11/15/2020	LIMIT	10,000,000
							SIR	5,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
See Attached Page.

CERTIFICATE HOLDER

United States Trustee for the District
of Delaware,
844 King Street, Suite 2207,
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.
Manashi Mukherjee Manashi Mukherjee

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: CN102051407

LOC #: Morristown

ADDITIONAL REMARKS SCHEDULE

Page 2 of 2

AGENCY		NAMED INSURED
MARSH USA, INC.		HERTZ GLOBAL HOLDINGS, INC. 8501 WILLIAMS ROAD ESTERO, FL 33928
POLICY NUMBER		
CARRIER	NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 25 FORM TITLE: Certificate of Liability Insurance

EXCESS CYBER:

1st Excess: 10M x 15M Beazley Insurance Company - Policy #V17C63190501

2nd Excess: 10M x 25M Freedom Specialty Insurance Company - Policy #XMF1901917

3rd Excess: 7.5M po 15M x 35M Starr Indemnity & Liability Company

3rd Excess: 7.5M po 15M x 35M AXIS Insurance Company - Policy #P-001-000062964-01

4th Excess: 25M x 50M Lloyd's of London - Policy #B0509FINPY1900373

If the Insurance Company(ies) cancel the policy in accordance with policy cancellation provisions, they will endeavor to provide 30 days advance, written notice of cancellation to scheduled entities on file.

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF LIABILITY INSURANCE

ACORD®

DATE (MM/DD/YYYY): 06/03/2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MARSH USA, INC.
445 SOUTH STREET
MORRISTOWN, NJ 07962-1966
Attn: Hertz.certrequest@marsh.com Fax 212-948-0979

CN102051407-10M-GAWUX-20-21

CONTACT NAME:
PHONE (A/C, No, Ext): **FAX (A/C, No):**
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : ACE American Insurance Company	22667
INSURER B : Indemnity Ins Co Of North America	43575
INSURER C : ACE Fire Underwriters Insurance Company	20702
INSURER D : ACE Property and Casualty Insurance Company	20699
INSURER E : See Attached Acord 101	
INSURER F :	

INSURED
HERTZ GLOBAL HOLDINGS, INC.
(SEE ATTACHED LISTING)
8501 WILLIAMS ROAD
ESTERO, FL 33928

COVERAGES **CERTIFICATE NUMBER:** NYC-010904567-01 **REVISION NUMBER:** 2

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			HDOG71236341	01/01/2020	01/01/2021	EACH OCCURRENCE	$ 5,000,000
	CLAIMS-MADE / X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
				'Self-Insured for $5M x $5M'			MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 5,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 5,000,000
	X POLICY / PRO-JECT / LOC						PRODUCTS - COMP/OP AGG	$ 5,000,000
	OTHER:							$
	AUTOMOBILE LIABILITY			Self Insured up to $10,000,000	01/01/2020	01/01/2021	COMBINED SINGLE LIMIT (Ea accident)	$ 10,000,000
	X ANY AUTO			'All other States'			BODILY INJURY (Per person)	$
	OWNED AUTOS ONLY / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY			**** See Attached ***			PROPERTY DAMAGE (Per accident)	$
								$
D	X UMBRELLA LIAB / X OCCUR			XOO G27936404 005	01/01/2020	01/01/2021	EACH OCCURRENCE	$ 25,000,000
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	$ 25,000,000
	DED / RETENTION $							$
B	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY			WLR C66041372 (AOS)	01/01/2020	01/01/2021	X PER STATUTE / OTH-ER	
A	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N: N	N / A		WLR C66041414 (AZ, CA, MA)	01/01/2020	01/01/2021	E.L. EACH ACCIDENT	$ 5,000,000
C	If yes, describe under DESCRIPTION OF OPERATIONS below			SCF C66041451 (WI)	01/01/2020	01/01/2021	E.L. DISEASE - EA EMPLOYEE	$ 5,000,000
				'Emp Liab Self Insured $5M xs $5M'			E.L. DISEASE - POLICY LIMIT	$ 5,000,000
E	EXCESS LAYER LIABILITY			SEE ATTACHED ACORD 101	01/01/2020	01/01/2021	EACH OCCURRENCE	25,000,000
							AGGREGATE	25,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
30 day notice of cancellation applies per the attached endorsement.

CERTIFICATE HOLDER

United States Trustee for the District
of Delaware
844 King Street, Suite 2207
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.
Manashi Mukherjee Manashi Mukherjee

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: CN102051407

LOC #: Morristown

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page 2 of 3

AGENCY		NAMED INSURED
MARSH USA, INC.		HERTZ GLOBAL HOLDINGS, INC. (SEE ATTACHED LISTING) 8501 WILLIAMS ROAD ESTERO, FL 33928
POLICY NUMBER		
CARRIER	NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 25 **FORM TITLE:** Certificate of Liability Insurance

AUTOMOBILE LIABILITY CONTINUED:

ACE AMERICAN INSURANCE CO.
01/01/2020 - 01/01/2021

POLICY #ISA H25288889 - HERTZ RAC - MINIMUM FINANCIAL RESPONSIBILITY (MFR) LIMIT PER STATE - AR, CO, HI, ND, NH, NM, OR, RI, SD, WI

ACE AMERICAN INSURANCE CO.
10/01/2019 - 10/01/2020

POLICY #ISA H25289717 - MINIMUM FINANCIAL RESPONSIBILITY (MFR) LIMIT FOR NEW YORK ONLY

HERTZ GLOBAL HOLDINGS, INC. IS SELF INSURED IN THE FOLLOWING STATES - AL, AK, AZ, CA, CT, DE, DC, FL, GA, ID, IL, IN, IA, KS, KY, LA, ME, MD, MA, MI, MN, MS, MO, MT, NE, NV, NJ, NC, OH, OK, PA, SC, TN, TX, UT, VT, VA, WA, WV, WY

1ST EXCESS LAYER CONTINUED:
EVEREST NATIONAL INSURANCE COMPANY
POLICY NO. XC5EX00899-201
01/01/2020 – 01/01/2021
LIMIT $15,000,000 p/o $25,000,000 xs $25,000,000

ASCOT REINSURANCE COMPANY LIMITED
POLICY NO. RA20PH500S1X
01/01/2020 – 01/01/2021
LIMIT $5,000,000 p/o $25,000,000 xs $25,000,000

XL BERMUDA LTD
POLICY NO. BM00034433LI20A
01/01/2020 – 01/01/2021
LIMIT $5,000,000 p/o $25,000,000 xs $25,000,000

2ND EXCESS LAYER
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURG, PA. INC.
POLICY NO. 51569566
01/01/2020 - 01/01/2021
LIMIT $25,000,000 xs $50,000,000

3RD EXCESS LAYER
NATIONAL FIRE & MARINE INSURANCE COMPANY
POLICY NO. 42-X SF-100124-07
01/01/2020 - 01/01/2021
LIMIT $25,000,000 xs $75,000,000

4TH EXCESS LAYER
NAVIGATORS SPECIALTY INSURANCE COMPANY
POLICY NO. NY20MXE859616IC
01/01/2020 - 01/01/2021
LIMIT $25,000,000 xs $100,000,000

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: CN102051407
LOC #: Morristown

ADDITIONAL REMARKS SCHEDULE

Page 3 of 3

AGENCY	NAMED INSURED
MARSH USA, INC.	HERTZ GLOBAL HOLDINGS, INC. (SEE ATTACHED LISTING) 8501 WILLIAMS ROAD ESTERO, FL 33928
POLICY NUMBER	
CARRIER: NAIC CODE:	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,
FORM NUMBER: 25 FORM TITLE: Certificate of Liability Insurance

5TH EXCESS LAYER
ENDURANCE ASSURANCE CORPORATION
POLICY NO. XSC30000543102
01/01/2020 - 01/01/2021
LIMIT $25,000,000 p/o $75,000,000 xs $125,000,000

AMERICAN GUARANTEE AND LIABILITY INSURANCE COMPANY
POLICY NO. SFX-5963614-12
01/01/2020 - 01/01/2021
LIMIT $25,000,000 p/o $75,000,000 xs $125,000,000

GREAT AMERICAN SPIRIT INSURANCE COMPANY
POLICY NO. EXC 3237153
01/01/2020 - 01/01/2021
LIMIT $25,000,000 p/o $75,000,000 xs $125,000,000

ADDITIONAL NAMED INSUREDS:

THE HERTZ CORPORATION
HERTZ VEHICLES, LLC
HERTZ LOCAL EDITION (HLE)
FIREFLY RENT A CAR LLC

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 06/03/2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MARSH USA, INC.
445 SOUTH STREET
MORRISTOWN, NJ 07960-6454
Attn: Hertz.certrequest@marsh.com Fax 212-948-0979

CN102051407-DTAG-GAWUX-20- Bolde X

CONTACT NAME:
PHONE (A/C, No, Ext): **FAX (A/C, No):**
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : ACE American Insurance Company	22667
INSURER B : Indemnity Ins Co Of North America	43575
INSURER C : ACE Property and Casualty Insurance Company	20699
INSURER D : ACE Fire Underwriters Insurance Company	20702
INSURER E : See Attached Acord 101	
INSURER F :	

INSURED
HERTZ GLOBAL HOLDINGS, INC.
DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
8501 WILLIAMS ROAD
ESTERO, FL 33928

COVERAGES **CERTIFICATE NUMBER:** NYC-010904571-01 **REVISION NUMBER:** 1

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			HDOG71236341	01/01/2020	01/01/2021	EACH OCCURRENCE	$ 5,000,000
	CLAIMS-MADE X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
				'Self-Insured for $5M x $5M'			MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 5,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 5,000,000
	X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	$ 5,000,000
	OTHER:							$
	AUTOMOBILE LIABILITY			Self Insured up to $10,000,000	01/01/2020	01/01/2021	COMBINED SINGLE LIMIT (Ea accident)	$ 10,000,000
	X ANY AUTO			'All other States'			BODILY INJURY (Per person)	$
	OWNED AUTOS ONLY SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS ONLY NON-OWNED AUTOS ONLY			**** See Attached ***			PROPERTY DAMAGE (Per accident)	$
								$
C	X UMBRELLA LIAB X OCCUR			XOO G27936404 005	01/01/2020	01/01/2021	EACH OCCURRENCE	$ 25,000,000
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	$ 25,000,000
	DED RETENTION $							$
B	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N			WLR C66041372 (AOS)	01/01/2020	01/01/2021	X PER STATUTE OTH-ER	
A	ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? N (Mandatory in NH)	N / A		WLR C66041414 (AZ, CA, MA)	01/01/2020	01/01/2021	E.L. EACH ACCIDENT	$ 5,000,000
D	If yes, describe under DESCRIPTION OF OPERATIONS below			SCF C66041451 (WI)	01/01/2020	01/01/2021	E.L. DISEASE - EA EMPLOYEE	$ 5,000,000
				'Emp Liab Self Insured $5M xs $5M'			E.L. DISEASE - POLICY LIMIT	$ 5,000,000
E	EXCESS LAYER LIABILITY			SEE ATTACHED ACORD 101	01/01/2020	01/01/2021	EACH OCCURRENCE	25,000,000
							AGGREGATE	25,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
30 day notice of cancellation applies per the attached endorsement.

CERTIFICATE HOLDER

United States Trustee for the District
of Delaware
844 King Street, Suite 2207
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.
Manashi Mukherjee Manashi Mukherjee

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: CN102051407
LOC #: Morristown

ADDITIONAL REMARKS SCHEDULE

Page 2 of 3

AGENCY	NAMED INSURED
MARSH USA, INC.	HERTZ GLOBAL HOLDINGS, INC. DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. 8501 WILLIAMS ROAD ESTERO, FL 33928
POLICY NUMBER	
CARRIER / NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,
FORM NUMBER: 25 FORM TITLE: Certificate of Liability Insurance

AUTOMOBILE LIABILITY CONTINUED:

ACE AMERICAN INSURANCE CO.
01/01/2020 - 01/01/2021

ISA H25288841 (AIRPORT SHUTTLE BUSES POLICY)
Limit: $1,000,000

ISA H25288804 (MINIMUM FINANCIAL RESPONSIBILITY (MFR) LIMIT PER STATE - AK, AL, AR, CO, DC, DE, HI, IN, KS, LA, ME, MO, MS, MT, ND, NE, NH, NM, OR, RI, SC, SD, WI, WV, WY
ACE AMERICAN INSURANCE CO.

10/01/2019 - 10/01/2020
ISA H25289754 (MINIMUM FINANCIAL RESPONSIBILITY (MFR) LIMIT FOR NY ONLY)

DTG IS SELF-INSURED IN THE FOLLOWING STATES - AZ, CA, CT, FL, GA, ID, IL, IA, KY, MD, MA, MN, MI, MO, NV, NC, NJ, OH, OK, PA, TN, TX, UT, VT, VA, WA

1ST EXCESS LAYER CONTINUED:
EVEREST NATIONAL INSURANCE COMPANY
POLICY NO. XC5EX00899-201
01/01/2020 - 01/01/2021
LIMIT $15,000,000 p/o $25,000,000 xs $25,000,000

ASCOT REINSURANCE COMPANY LIMITED
POLICY NO. RA20PH500S1X
01/01/2020 - 01/01/2021
LIMIT $5,000,000 p/o $25,000,000 xs $25,000,000

XL BERMUDA LTD
POLICY NO. BM00034433LI20A
01/01/2020 - 01/01/2021
LIMIT $5,000,000 p/o $25,000,000 xs $25,000,000

2ND EXCESS LAYER
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURG, PA. INC.
POLICY NO. 51569566
01/01/2020 - 01/01/2021
LIMIT $25,000,000 xs $50,000,000

3RD EXCESS LAYER
NATIONAL FIRE & MARINE INSURANCE COMPANY
POLICY NO. 42-X SF-100124-07
01/01/2020 - 01/01/2021
LIMIT $25,000,000 xs $75,000,000

4TH EXCESS LAYER
NAVIGATORS SPECIALTY INSURANCE COMPANY

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: CN102051407
LOC #: Morristown

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page 3 of 3

AGENCY	NAMED INSURED
MARSH USA, INC.	HERTZ GLOBAL HOLDINGS, INC. DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. 8501 WILLIAMS ROAD ESTERO, FL 33928
POLICY NUMBER	
CARRIER / NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,
FORM NUMBER: 25 FORM TITLE: Certificate of Liability Insurance

POLICY NO. NY20MXE859616IC
01/01/2020 - 01/01/2021
LIMIT $25,000,000 xs $100,000,000

5TH EXCESS LAYER
ENDURANCE ASSURANCE CORPORATION
POLICY NO. XSC30000543102
01/01/2020 - 01/01/2021
LIMIT $25,000,000 p/o $75,000,000 xs $125,000,000

AMERICAN GUARANTEE AND LIABILITY INSURANCE COMPANY
POLICY NO. SFX-5963614-12
01/01/2020 - 01/01/2021
LIMIT $25,000,000 p/o $75,000,000 xs $125,000,000

GREAT AMERICAN SPIRIT INSURANCE COMPANY
POLICY NO. EXC 3237153
01/01/2020 - 01/01/2021
LIMIT $25,000,000 p/o $75,000,000 xs $125,000,000

ADDITIONAL NAMED INSUREDS:

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

DTG OPERATIONS, INC.

DTG OPERATIONS, INC. DBA DOLLAR RENT A CAR

DTG OPERATIONS, INC. DBA THRIFTY CAR RENTAL

RENTAL CAR FINANCE CORP.

THRIFTY RENT-A-CAR SYSTEM, INC.

DOLLAR RENT A CAR, INC.

DTG SUPPLY, INC.

THRIFTY CAR SALES, INC.

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 06/03/2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER MARSH USA, INC. 445 SOUTH STREET MORRISTOWN, NJ 07960-6454 CN102051407--Speci-19-22	**CONTACT NAME:** **PHONE (A/C, No, Ext):** **FAX (A/C, No):** **E-MAIL ADDRESS:**	
	INSURER(S) AFFORDING COVERAGE	**NAIC #**
	INSURER A : Hiscox Insurance Company Inc.	10200
INSURED HERTZ GLOBAL HOLDINGS, INC. 8501 WILLIAMS ROAD ESTERO, FL 33928	**INSURER B :**	
	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES **CERTIFICATE NUMBER:** NYC-010904779-01 **REVISION NUMBER:** 1

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY						EACH OCCURRENCE	$
	CLAIMS-MADE / OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$
	POLICY / PRO-JECT / LOC						PRODUCTS - COMP/OP AGG	$
	OTHER:							$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	ANY AUTO						BODILY INJURY (Per person)	$
	OWNED AUTOS ONLY / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR						EACH OCCURRENCE	$
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	$
	DED / RETENTION $							$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N						PER STATUTE / OTH-ER	
	ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) N	N / A					E.L. EACH ACCIDENT	$
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Special Risk			UKA3009091.19	11/15/2019	11/15/2022	Limits:	10,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Hiscox Special Risk policy has cancellation wording to the effect that if the Insurance Company cancels the policy in accordance with policy cancellation provisions, they will endeavor to provide 30 days advance, written notice of cancellation to scheduled entities on file.

CERTIFICATE HOLDER	CANCELLATION
United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, DE 19801	**SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.**
	AUTHORIZED REPRESENTATIVE of Marsh USA Inc. Manashi Mukherjee Manashi Mukherjee

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

Endorsement No.: 05 This endorsement, effective: May 22, 2020 (at 12:01 a.m. Standard Time at the address stated in Item 1 of the Declarations) Forms a part of Policy No.: 1000634180191 Issued to: Hertz Global Holdings, Inc. By: Starr Indemnity & Liability CompanyTHIRD PARTY NOTICE OF CANCELLATION ENDORSEMENT SCHEDULE Entity Number Of DaysUnited States Trustee for the District of Delaware 844 King Street, Suite 2207 Wilmington DE 1980130 DaysIt is understood and agreed that notwithstanding any other provisions of the policy, if this insurance is cancelled, whether at the Insured’s request or the Insurer’s, the Insurer will provide the entity shown in the Schedule with written notice of such cancellation within the number of days shown in the Schedule.ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.Nehemiah E. Ginsburg, General Counsel

AXIS EXCESS INSURANCE

Endorsement Number	Effective Date of Endorsement	Policy Number	Premium
9	12:01 a.m. on 05/22/2020	P-001-000062964-02	N/A

NOTICE OF CANCELLATION TO THIRD PARTY ENDORSEMENT

It is agreed that:

If this policy is cancelled, the Insurer will give written notice of cancellation to each entity scheduled below at the stated address. If the Insurer cancels, the Insurer will send such notice within the number of days stated below, if any, prior to the effective date of cancellation. The failure of the third party to receive such notice within the time specified shall not delay the effective date of cancellation. This endorsement does not apply to any third party who is a mortgage holder, pledgee or other person shown in this policy to have an interest in any loss which may occur under this policy, and who, by law, is entitled to a statutory notice of cancellation.

Entity	Days
United States Trustee for the District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	30

All other provisions of the Policy remain unchanged.

AXIS 146 1215

Page 1 of 1

USAIG Certificate of Insurance

This is to certify to:	United States Trustee
whose address is:	824 N Market St. #500 Wilmington, DE 19801
that:	Hertz Global Holdings, Inc., The Hertz Corporation et al
whose address is:	8501 Williams Road Estero, FL 33928

is at this date insured with the Several Participating Companies of the United States Aircraft Insurance Group, for the Limits of Coverage stated below, at the following locations: **Worldwide**.

Descriptive Schedule of Coverages **2011 Dassault Falcon 7X, N111HZ**

Kind of Insurance	Policy Number	Policy Term	Limits of Coverage	
AIRCRAFT LIABILITY Combined Liability Coverage for bodily injury and property damage	SIHL1-E401	November 1, 2019 - November 1, 2020	Each Person	Each Occurrence $ 300,000,000
Coverage includes "War, Hi-jacking and Other Perils Exclusion Clause Limited Write-Back Provisions Endorsement (Applicable to Your Liability Coverage and Your Medical Coverage)"				Per Occurrence $ 250,000,000
Medical Coverage			$ 250,000	
AIRCRAFT PHYSICAL DAMAGE - ALL RISKS	SIHL1-E401	November 1, 2019 - November 1, 2020		

Coverage includes "Limited Write-Back of Coverage including Certified Terrorism Loss Coverage excluded by the War, Hi-jacking and Other Perils Exclusion Clause (Applicable to Your Aircraft Physical Damage Coverage)"

	Not In-Motion Deductible	In-Motion Deductible	Amount of Insurance
2011 Dassault Falcon 7X, N111HZ	$ As Agreed	$ As Agreed	$ As Agreed

If we or the Aviation Managers make a material change or cancel your policy for any reason other than nonpayment of premium, we agree to give thirty (30) days notice before the cancellation date, or the material change becomes effective, to **United States Trustee.** However, the "Cancellation" provisions stated above shall not be less than the required statutory limits.

This certificate or verification of insurance is not an insurance policy and does not amend, extend or alter the coverage afforded by the policies listed herein regardless of any terms or conditions set forth in any other contract, document or agreement.

UNITED STATES AVIATION UNDERWRITERS, INC., ***Aviation Managers***

Address: 125 Broad Street, 6th Floor, New York, NY 10004

By [signature]
John T. Brogan, President

date: June 3, 2020

F-108d-Cert 1 (Rev. 06/13)

CERTIFICATE OF LIABILITY INSURANCE

DATE: June 3, 2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE OF A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHRIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	
Aon Risk Services of the Northeast, Inc. One Liberty Plaza 165 Broadway, Suite 3201 New York, NY 10038	CONTACT NAME: PHONE (A/C, No. Ext): PHONE (A/C, No.): E-MAIL ADDRESS: PRODUCER CUSTOMER ID#:

INSURED		INSURERS AFFORDING COVERAGE	NAIC #
Hertz Global Holdings, Inc 8501 Williams Road Estero, FL 33928	INSURER A:	National Union Fire Insurance Company (AIG)	
	INSURER B:	Continental Casualty Company (CNA)	
	INSURER C:	Ace American Insurance Company (Chubb)	
	INSURER D:	Endurance Assurance Corporation (Sompo)	
	INSURER E:	Various Other Insurers	
	INSURER F:		

COVERAGES **CERTIFICATE NUMBER:** **REVISION NUMBER:**

THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLCIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. **Limits shown are as requested**

INS LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFF DATE	POLICY EXP DATE	LIMITS	RETENTIONS
	GENERAL LIABILITY ☐ COMMERCIAL GENERAL LIABILITY ☐ CLAIMS MADE ☐ OCCUR ☐ ☐ GEN'L AGGREGATE LIMIT APPLIES PER: ☐ POLICY ☐ PRO-JECT ☐ LOC				EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	
	AUTOMOBILE LIABILITY ☐ ANY AUTO ☐ ALL OWNED AUTOS ☐ SCHEDULED AUTOS ☐ HIRED AUTOS ☐ NON-OWNED AUTO ☐ ☐				COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	
	☐ UMBRELLA LIAB ☐ OCCUR ☐ EXCESS LIAB ☐ CLAIMS MADE ☐ DEDUCTIBLE ☐ RETENTION				EACH OCCURRENCE AGGREGATE	
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? ☐ (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below				☐ WC STATU-TORY LIMITS ☐ OTH-ER E.L. EACH ACCIDENT E.L. DISEASE-EA EMPLOYEE E.L. DISEASE-POLICY LIMIT	
A B C D	Directors and Officers Liability Insurance	01-544-01-88 596804846 DOX G46783803 003 DOX10009430703	6/30/19 6/30/19 6/30/19 6/30/19	6/30/20 6/30/20 6/30/20 6/30/20	Total Limit: $270,000,000	Retention: $3,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

Worldwide insurance policy providing D&O coverage for all directors and officers of Hertz Global Holdings, Inc.

Certificate Holder will be provided 30 days notice of cancellation in accordance with the policy provisions.

CERTIFICATE HOLDER	CANCELLATION
United States Trustee for the District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE *Aon Risk Services Northeast, Inc.*

ACORD 25 (2009/09)
© 1988-2009 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

USAIG All-Clear
Notice of Cancellation

If we or the Aviation Managers make a material change or cancel your policy for any reason other than nonpayment of premium, we agree to give thirty (30) days notice before the cancellation date, or the material change becomes effective, to the following person(s) or organization(s):

United States Trustee
824 N Market St. #500
Wilmington, DE 19801

However, the "Cancellation" provisions stated above shall not be less than the required statutory limits.

This endorsement does not change any of your coverage except as stated above. It is effective on the date and hour shown below, local Standard Time at the "Policyholder's" address.

Policy Issued to: **Hertz Global Holdings, Inc., The Hertz Corporation, et al**

39	**SIHL1-E401**	**June 3, 2020 at 12:01 A.M.**
Endorsement No.	Policy No.	Date and hour endorsement takes effect

Approved: ***United States Aviation Underwriters, Inc., Aviation Managers***

By ______________________

368-0817 (360/400)

CERTIFICATE OF LIABILITY INSURANCE

ACORD®

DATE (MM/DD/YYYY): 06/05/2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MARSH USA, INC.
445 SOUTH STREET
MORRISTOWN, NJ 07960-6454

CN102051407-HERTZ-FIDX-19-20

CONTACT NAME:
PHONE (A/C, No, Ext): **FAX (A/C, No):**
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Illinois National Insurance Company	23817
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
HERTZ GLOBAL HOLDINGS, INC.
8501 WILLIAMS ROAD
ESTERO, FL 33928

COVERAGES **CERTIFICATE NUMBER:** NYC-010905059-09 **REVISION NUMBER:** 4

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; LOC; OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY; ANY AUTO; OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N; ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) N; If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	FIDUCIARY LIABILITY			02-245-80-90	11/15/2019	11/15/2020	LIMIT	10,000,000
							SIR	250,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
See Attached Page.

CERTIFICATE HOLDER

United States Trustee for the District
of Delaware,
844 King Street, Suite 2207,
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.
Manashi Mukherjee   Manashi Mukherjee

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: CN102051407

LOC #: Morristown

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page 2 of 2

AGENCY		NAMED INSURED
MARSH USA, INC.		HERTZ GLOBAL HOLDINGS, INC. 8501 WILLIAMS ROAD ESTERO, FL 33928
POLICY NUMBER		
CARRIER	NAIC CODE	
		EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 25 FORM TITLE: Certificate of Liability Insurance

Excess Fiduciary Liability:

1st Excess: 10M x 10M - Travelers Casualty and Surety Company of America / Policy #107172737

2nd Excess: 15M x 20M - ACE American Insurance Company / Policy #DOX G46763506 002

If the Insurance Company(ies) cancels the policy in accordance with policy cancellation provisions, they will endeavor to provide as soon as reasonably practicable notice following such date to scheduled entities on file.

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 06/05/2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MARSH USA, INC.
445 SOUTH STREET
MORRISTOWN, NJ 07960-6454
Attn: Hertz.certrequest@marsh.com Fax 212-948-0979

CN102051407-CRIME-CRIME-19-

CONTACT NAME:
PHONE (A/C, No, Ext): **FAX (A/C, No):**
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : National Union Fire Ins. Co. of Pittsburgh, PA	19445
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
HERTZ GLOBAL HOLDINGS, INC.
8501 WILLIAMS ROAD
ESTERO, FL 33928

COVERAGES **CERTIFICATE NUMBER:** NYC-010905053-07 **REVISION NUMBER:** 3

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY						EACH OCCURRENCE	$
	CLAIMS-MADE / OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$
	POLICY / PRO-JECT / LOC						PRODUCTS - COMP/OP AGG	$
	OTHER:							$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	ANY AUTO						BODILY INJURY (Per person)	$
	OWNED AUTOS ONLY / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR						EACH OCCURRENCE	$
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	$
	DED / RETENTION $							$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY						PER STATUTE / OTH-ER	
	ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N: N	N / A					E.L. EACH ACCIDENT	$
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	CRIME			02-245-69-39	11/15/2019	11/15/2020	LIMIT	10,000,000
							DEDUCTIBLE	100,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
See Attached Page.

CERTIFICATE HOLDER

United States Trustee for the District
of Delaware,
844 King Street, Suite 2207,
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.
Manashi Mukherjee Manashi Mukherjee

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: CN102051407

LOC #: Morristown

ACORD

ADDITIONAL REMARKS SCHEDULE

Page 2 of 2

AGENCY		NAMED INSURED
MARSH USA, INC.		HERTZ GLOBAL HOLDINGS, INC. 8501 WILLIAMS ROAD ESTERO, FL 33928
POLICY NUMBER		
CARRIER	NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 25 FORM TITLE: Certificate of Liability Insurance

If the Insurance Company cancels the policy in accordance with policy cancellation provisions, they will endeavor to provide as soon as reasonably practicable notice following such date to scheduled entities on file.

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

MARSH

Certificate of Insurance

No.: **2019-47-REV-1**

Dated: **June 04, 2020**

This document supersedes any certificate previously issued under this number

This is to certify that the Policy(ies) of insurance listed below ("Policy" or "Policies") have been issued to the Named Insured identified below for the policy period(s) indicated. This certificate is issued as a matter of information only and confers no rights upon the Certificate Holder named below other than those provided by the Policy(ies).

Notwithstanding any requirement, term, or condition of any contract or any other document with respect to which this certificate may be issued or may pertain, the insurance afforded by the Policy(ies) is subject to all the terms, conditions, and exclusions of such Policy(ies). This certificate does not amend, extend, or alter the coverage afforded by the Policy(ies). Limits shown are intended to address contractual obligations of the Named Insured.

Limits may have been reduced since Policy effective date(s) as a result of a claim or claims.

Certificate Holder:	Named Insured and Address:
United States Trustee for the District of Delaware **844 King Street** **Suite 2207** **Wilmington, DE 19801**	**Hertz Canada Limited** **2 Convair Drive East** **Etobicoke, ON M9W 7A1**

<u>This certificate is issued regarding:</u>
Evidence of Insurance

Type(s) of Insurance	Insurer(s)	Policy Number(s)	Effective/ Expiry Dates	Sums Insured Or Limits of Liability	
AUTOMOBILE	Chubb Insurance Company of Canada	CAC305150	Jan 31, 2020 to Jan 31, 2021	Each Accident	CDN 500,000 Applicable to Nova Scotia Only
AUTOMOBILE	Chubb Insurance Company of Canada	CAC305150	Jan 31, 2020 to Jan 31, 2021	Each Accident	CDN 200,000
				Each Accident; Reduced by and in excess of the amount of mandatory third party liability coverage provided to the Insured by the Manitoba Public Insurance Corporation	CDN 200,000
PROPERTY ALL RISKS	Zurich Insurance Company Ltd	8842532	Mar 31, 2020 to Mar 31, 2021	Limit of Loss	CDN 113,432,273
				Deductible	CDN 352,810
PACKAGE	Chubb Insurance Company of Canada	6409-97-83	Jan 01, 2020 to Jan 01, 2021	Limit of Liability	As Per Policy
PACKAGE	Chubb Insurance Company of Canada	6409-74-63	Jan 01, 2020 to Jan 01, 2021	Limit of Liability	As Per Policy
PACKAGE	Chubb Insurance Company of Canada	6405-97-50	Jul 14, 2019 to Jul 14, 2020	Limit of Liability	As Per Policy
PACKAGE	Chubb Insurance Company of Canada	6405-97-51	Jul 14, 2019 to Jul 14, 2020	Limit of Liability	As Per Policy

<u>Notice of cancellation:</u>
Should any of the policies described herein be cancelled before the expiration date thereof, the insurer(s) affording coverage will mail 30 days written notice to the certificate holder named herein.

Marsh Canada Limited
120 Bremner Boulevard
Suite 800
Toronto, ON M5J 0A8
Telephone: 1-844-990-2378
Fax: (416)-8153605
CertificateRequestsCanada@marsh.com

Marsh Canada Limited

By: Chris Perry

Chris Perry

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 06/05/2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	
Hays Companies Inc. One South Wacker Drive Suite #3350 Chicago IL 60606	CONTACT NAME: Keisha Milon PHONE (A/C, No, Ext): (312) 254-3700 FAX (A/C, No): (312) 254-3701 E-MAIL ADDRESS: kmilon@hayscompanies.com

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A :	Philadelphia Indemnity Insurance Company	
INSURER B :	U.S. Specialty Insurance Company	
INSURER C :		
INSURER D :		
INSURER E :		
INSURER F :		

INSURED
Donlen Corporation
3000 Lakeside Drive, 2nd Floor
Attn: Mr. J.P. Machuta
Bannockburn IL 60015-1230

COVERAGES **CERTIFICATE NUMBER:** **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	[X] COMMERCIAL GENERAL LIABILITY; [ ] CLAIMS-MADE [X] OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: [X] POLICY [ ] PRO-JECT [ ] LOC; OTHER:			PHPK2094658	02/08/2020	02/08/2021	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 5,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
A	AUTOMOBILE LIABILITY; [X] ANY AUTO; [ ] OWNED AUTOS ONLY [ ] SCHEDULED AUTOS; [ ] HIRED AUTOS ONLY [ ] NON-OWNED AUTOS ONLY			83 UENPY 1985	02/08/2020	02/08/2021	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
A	[X] UMBRELLA LIAB [X] OCCUR; [ ] EXCESS LIAB [ ] CLAIMS-MADE; DED RETENTION $			PHUB710706	02/08/2020	02/08/2021	EACH OCCURRENCE	$ 10,000,000
							AGGREGATE	$ 10,000,000
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) [ ]; If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
B	Crime Crime-P001-000290848-01			64-MGU-20-A48740	02/08/2020	02/08/2021	Crime Policy Limit	1,000,000
							Cyber Policy Limit	3,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Evidence of Insurance.

CERTIFICATE HOLDER

Donlen Corporation
3000 Lakeside Drive, 2nd Floor

Bannockburn IL 60015

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: ______________

LOC #: ______________

ADDITIONAL REMARKS SCHEDULE

Page ____ of ____

AGENCY		NAMED INSURED
Hays Companies Inc.		Donlen Corporation
POLICY NUMBER		
CARRIER	NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ______ **FORM TITLE:** : Notes

Intrim auto physical damage-PHIN200859- Policy Limit $1,000,000

Contingent & Excess Liability - PHLC151474- Policy Limit $10,000,000

Property- PHPK2094673- Policy limit $5,660,000 for Personal Property and $10,075,000 for Business Interruption.

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CNA PROPERTY

THIS ENDORSEMENT CHANGES YOUR POLICY - PLEASE READ IT CAREFULLY

It is hereby understood and agreed that effective **June 03, 2020** the following changes are made to the policy:

Notice of Cancellation/Non-Renewal will be provided to the following, subject to policy terms and conditions:

United States Trustee for the District of Delaware
844 King Street, Suite 2207
Wilmington, DE 19801

NO CHANGE IN PREMIUM

ALL OTHER POLICY TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS ENDORSEMENT IS A PART OF YOUR POLICY AND TAKES EFFECT ON THE EFFECTIVE DATE OF YOUR POLICY UNLESS ANOTHER EFFECTIVE DATE IS SHOWN BELOW

ENDORSEMENT NUMBER 7	POLICY NUMBER RMP6073242155
NAMED INSURED HERTZ GLOBAL HOLDINGS INC	EFFECTIVE DATE 06/03/2020

3/26/10 1 of 1 L1002A

509 CTB	MARSH		Contract Endorsement
ENDORSEMENT REFERENCE 1		UNIQUE MARKET REFERENCE B0509BOWPN2000359	CHANGES TO CONTRACT DETAILS Page 1 of 2

RISK AND ENDORSEMENT IDENTIFICATION DETAILS

ORIGINAL INSURED: Hertz Global Holdings, Inc.

CONTRACT CHANGES

This contract is amended as follows:

ENDORSEMENT EFFECTIVE DATE: 4th June 2020

It is hereby noted and agreed that Notice of Cancellation/Non-Renewal will be provided to the following, subject to policy terms and conditions:

United States Trustee for the District of Delaware
844 King Street,
Suite 2207,
Wilmington,
Delaware,
19801
United States

All other terms, clauses and conditions remain unchanged.

Dated 4th June 2020

If placed via PPL this box will not be signed
Contract Leader

509 CTB	MARSH	Contract Endorsement
ENDORSEMENT REFERENCE 1	UNIQUE MARKET REFERENCE B0509BOWPN2000359	CHANGES TO CONTRACT DETAILS Page 2 of 2

AGREEMENT

(If placed via PPL this section will not be completed)

GENERAL UNDERWRITERS AGREEMENT (GUA) Each Underwriter's proportion is several not joint		
Slip Leader Only Box 1	Slip Leader and Agreement Parties Box 2	All Underwriters Box3

Note: Where more than one (re)insurer participates in the contract, the contract terms may mean that it is not always necessary to obtain a record of agreement to the Contract Endorsement from all of those (re)insurers

If placed via PPL this box will not be signed
Contract Leader

UMR: B0509BOWPN2000395 MARSH

SECURITY DETAILS

Endorsement Version Date	04 Jun 2020 10:40
Endorsement Status	Completed
UMR	B0509BOWPN2000395
Broker Endorsement Reference	1
Endorsement Name	Notice of Cancellation
(Re)Insured	Hertz Global Holdings, Inc. Reinsured By Zurich Global Limited
Agreement Practice	GUA B
Agreement Instructions	All Underwriters

CONFIRMATION OF AGREEMENT BY REQUIRED AGREEMENT PARTIES:

Follower Agreed 04 Jun 2020 17:26

Underwriter Company	Underwriter	Stamp	Underwriter Ref
Tokio Marine Kiln	Mark Mortlock	Lloyd's Underwriter Syndicate No. 0510 KLN, London, England	pfd981f20aa

Leader Agreed 04 Jun 2020 14:25

Underwriter Company	Underwriter	Stamp	Underwriter Ref
Argo Managing Agency Limited	James Allchorne	Lloyd's Underwriter Syndicate No. 1200 AMA, London, England	4227020AR000

Follower Agreed 04 Jun 2020 17:27

Underwriter Company	Underwriter	Stamp	Underwriter Ref
Tokio Marine Kiln	Mark Mortlock	Lloyd's Underwriter Syndicate No. 1880 TMKS, London, England	pfd982q20za

Market Endorsement - Security Details Page 1 of 1 04 June 2020 17:27:11
Policy No.: BOWPN2000395

509 CTB	MARSH	Contract Endorsement
ENDORSEMENT REFERENCE 1	UNIQUE MARKET REFERENCE B0509BOWTN2000077	CHANGES TO CONTRACT DETAILS Page 1 of 2

RISK AND ENDORSEMENT IDENTIFICATION DETAILS

INSURED: Hertz Global Holdings, Inc.

CONTRACT CHANGES

This contract is amended as follows:

ENDORSEMENT EFFECTIVE DATE: 22nd May 2020

The following CONDITION is added:

CONDITIONS: *The following is added*

Notice of Cancellation/Non-Renewal will be provided to the following, subject to policy terms and conditions:

United States Trustee for the District of Delaware
844 King Street, Suite 2207
Wilmington, DE 19801

All other terms, clauses and conditions remain unchanged.

Dated 4th June 2020

If placed via PPL this box will not be signed
Contract Leader

509 CTB	MARSH	Contract Endorsement
ENDORSEMENT REFERENCE 1	UNIQUE MARKET REFERENCE B0509BOWTN2000077	CHANGES TO CONTRACT DETAILS Page 2 of 2

AGREEMENT

(If placed via PPL this section will not be completed)

GENERAL UNDERWRITERS AGREEMENT (GUA) Each Underwriter's proportion is several not joint		
Slip Leader Only Box 1	Slip Leader and Agreement Parties Box 2	All Underwriters Box3

Note: Where more than one (re)insurer participates in the contract, the contract terms may mean that it is not always necessary to obtain a record of agreement to the Contract Endorsement from all of those (re)insurers

If placed via PPL this box will not be signed
Contract Leader

UMR: B0509BOWTN2000077

SECURITY DETAILS

Endorsement Version Date	04 Jun 2020 15:45
Endorsement Status	Completed
UMR	B0509BOWTN2000077
Broker Endorsement Reference	Endt 1
Endorsement Name	Endt 1
(Re)Insured	Hertz Global Holdings, Inc
Agreement Practice	GUA A
Agreement Instructions	Slip Lead

CONFIRMATION OF AGREEMENT BY REQUIRED AGREEMENT PARTIES:

Leader Agreed 05 Jun 2020 16:43

Underwriter Company	Underwriter	Stamp	Underwriter Ref
The Chaucer Group	Harriet Sharp	Lloyd's Underwriter Syndicate No. 1084 CSL, London, England	26097720AB

Market Endorsement - Security Details Page 1 of 1 05 June 2020 17:58:43
Policy No.: BOWTN2000077

Policy Changes Endorsement

ZURICH

Insureds Name	Policy Number	Effective Date	Endorsement Number
Hertz Rent A Car	PPR0192271-04	3/31/2020	07

PRODUCER NO.			ADDITIONAL PREMIUM	RETURN PREMIUM
10099000	X	NO CHANGE IN PREMIUM	-	-
	☐	TO ADJUST PREMIUM AT AUDIT		

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

This endorsement modifies insurance provided under your policy as indicated below. The modification(s) may result in a change in the premium as indicated above.

Type(s) of Change(s)			
☐	Name of Insured	☐	Mailing Address of Insured
☐	Policy Number	☐	Company
☐	Effective/Expiration Date	☐	Legal Status of Insured/Business of Insured
☐	Payment Plan	☐	Premium Determination
X	Additional Interested Parties	☐	Coverage Forms and Endorsements
☐	Limits/Exposures	☐	Deductibles
☐	Covered Property/Location Description	☐	Classification/Class Codes
☐	Rates	☐	Underlying Insurance

CHANGE (S)

It is understood and agreed, a Notice of Cancellation/Non-Renewal will be provided to the following, subject to policy terms and conditions:

United States Trustee for the District of Delaware
844 King Street, Suite 2207
Wilmington, DE 19801

All other terms, conditions and limitations of this Policy remain unchanged.

Signature of Authorized Representative
X

EDGE 303-A (06/08)

Endorsement number 1 for policy number MQ2-L9L-441327-040

Named Insured Hertz Rent A Car

This endorsement is effective 06/03/2020 and will terminate with the policy. It is issued by the company designated in the Declarations. All other provisions of the policy remain unchanged.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

Change Endorsement

DESCRIPTION OF CHANGE	PREMIUM
FORM NO. SL9005 10-08, CANCELLATION AMENDATORY ENDORSEMENT IS ADDED PER THE ATTACHED.	
NO CHANGE IN PREMIUM.	

PREMIUM (EXCLUDING TERRORISM RISK INSURANCE ACT (TRIA) PREMIUM):
TERRORISM RISK INSURANCE ACT (TRIA) PREMIUM:
OTHER CHARGES:

TOTAL AMOUNT PAYABLE FOR ENDORSEMENT:

SL9098 10-08 Page 1 of 1

Policy number MQ2-L9L-441327-040This endorsement is effective 06/03/2020 and will terminate with the policy. It is issued by the company designated in the Declarations. All other provisions of the policy remain unchanged.THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.CANCELLATION AMENDATORY ENDORSEMENTNotice of Cancellation/Non-Renewal will be provided to the following, subject to policy terms and conditions: United States Trustee for the District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801Copyright 2008, Liberty Mutual Group of Companies - all rights reserved.SL9005 10-08 Page 1 of 1

Exhibit CInterim Cash Management Order and Exhibit C to the Cash Management Motion

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 1 of 11IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWAREIn reThe Hertz Corporation, et al.,1Debtors.Chapter 11Case No. 20-11218 (MFW) (Jointly Administered) Re: Docket No. 19INTERIM ORDER (I) AUTHORIZING, BUT NOT DIRECTING, DEBTORS TO (A) CONTINUE USE OF THEIR EXISTING CASH MANAGEMENT SYSTEM, BANK ACCOUNTS, CHECKS AND BUSINESS FORMS, (B) PAY RELATED PREPETITION OBLIGATIONS, (C) CONTINUE PERFORMANCE OF INTERCOMPANY TRANSACTIONS, AND (D) CONTINUE HEDGING PRACTICES; (II) WAIVING THE SECTION 345(B) DEPOSIT AND INVESTMENT REQUIREMENTS; AND (III) GRANTING RELATED RELIEFUpon the motion (the “Motion”)2 of the Debtors for entry of an order (this “Interim Order”) pursuant to sections 105, 345, 363, 364, and 503 of the Bankruptcy Code, Rules 6003 and 6004 of the Bankruptcy Rules, and Rules 2015-2, 4001-3, and 9013-1 of the Local Rules, (i) authorizing, but not directing, the Debtors to continue (a) use of their existing cash management system, bank accounts, checks, and business forms, (b) payment of related prepetition obligations, (c) performance of intercompany transactions (the “Intercompany Transactions”) in the ordinary course of business, and (d) enter into postpetition hedging agreements in the ordinary course of business, (ii) waiving the deposit and investment requirements of section 345(b) of the Bankruptcy1 The last four digits of The Hertz Corporation’s tax identification number are 8568. The location of the debtors’ service address is 8501 Williams Road, Estero, FL 33928. Due to the large number of debtors in these chapter 11 cases, for which joint administration for procedural purposes has been requested, a complete list of the debtors and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the debtors’ proposed claims and noticing agent at https://restructuring.primeclerk.com/hertz.2 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion.AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 2 of 11Code, and (iii) granting related relief, and the Court having found that it has jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District Court of Delaware, dated February 29, 2012 (Sleet, C.J.); and consideration of the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b); and venue being proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due, sufficient, and proper notice of the Motion having been provided under the circumstances and in accordance with the Bankruptcy Rules and the Local Rules, and it appearing that no other or further notice need be provided; and a hearing having been held to consider the relief requested in the Motion (the “Hearing”); and upon consideration of the First Day Declaration; and the record of the Hearing and the proceedings had before the Court; and the Court having found and determined that the relief sought in the Motion (as modified by this Interim Order) is necessary to avoid immediate and irreparable harm to the Debtors and their estates, as contemplated by Bankruptcy Rule 6003, and is in the best interests of the Debtors, their estates, their creditors, their stakeholders, and all other parties-in-interest, and that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and after due deliberation and sufficient cause appearing therefor, IT IS HEREBY ORDERED THAT:1. The Motion is GRANTED on an interim basis as set forth herein.2. The Debtors are authorized to continue to use their existing Cash ManagementSystem.3. The bank accounts identified in the schedule attached as Exhibit C to the Motion(the “Bank Accounts”) are deemed debtor-in-possession accounts.2AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 3 of 114. The Debtors are authorized to use cash in the Bank Accounts (the “Available Cash”) to pay administrative expenses arising in the ordinary course of business or to satisfy any immediate payment obligations authorized by an order entered by this Court in the above- captioned cases and subject to any order of this Court with respect to the Debtors’ use of cash collateral and adequate protection. 5. By this Interim Order, the Court makes no ruling with respect to whether (a) the Available Cash is or is not subject to any lien; or (b) any party is being adequately protected as a result of the imposition of the automatic stay of the use of the Available Cash, and all parties’ rights are reserved with respect to the foregoing. 6. The Debtors are authorized, but not directed, to designate, maintain, and continue to use any and all of their Bank Accounts in existence as of the Petition Date, with the same account numbers, including, without limitation: (a) to deposit funds in, and withdraw funds from, the Bank Accounts by all means, including checks, wire transfers, automated clearinghouse (“ACH”) transfers, drafts, electronic fund transfers, and other debits or items presented, issued, or drawn on the Bank Accounts, (b) to pay Cash Management Fees, including the Processor Fees (which may be taken at the point of sale) and Bank Fees, (c) to perform their obligations under the documents and agreements governing the Bank Accounts, and (d) to treat the Bank Accounts for all purposes as debtor-in-possession accounts. To the extent the Bank Accounts do not comply with the applicable requirements under the U.S. Trustee Guidelines or otherwise, such requirements are waived for a period of thirty (30) days, without prejudice to the Debtors’ right to seek a further waiver.3AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 4 of 117. The Debtors are not required to, but may, in accordance with the provisions set forth herein (a) close existing bank accounts and open new debtor-in-possession accounts or (b) establish specific bank accounts for tax payments. 8. The Debtors may transfer funds into, out of, and through the Cash Management System using ordinary transfer methods in accordance with the Debtors’ prepetition practice, including, without limitation, from (i) Donlen Corp to DNRS II and the Syndication Investors, (ii) THC to HIL, and (iii) DTAG Canada to DTGC. 9. The Debtors shall continue to maintain records with respect to all transfers of cash so that all transactions may be readily ascertained, traced, and recorded properly. 10. The Debtors and the Banks may agree, without further order of this Court, to implement any changes to the Cash Management System and procedures in the ordinary course of business that they deem appropriate in their sole discretion. 11. The Debtors are authorized to open any new bank accounts or close any existing Bank Accounts as they may deem necessary and appropriate in their sole discretion, provided, however, any new bank accounts opened by the Debtors must be designated as a “Debtor-in- Possession” account with a bank that (a) is organized under the laws of the United States of America or any state thereof, (b) is insured by the FDIC, and (c) has executed, or is willing to immediately execute, a Uniform Depository Agreement with the U.S. Trustee for the District of Delaware (the “U.S. Trustee”); provided, further, however, that any such opening or closing of bank accounts by Donlen Corp in connection with the performance of its obligations under the Donlen Servicing Agreements and any other documents to which Donlen Corp is a party related to the Donlen ABS Facility (together with the Donlen Servicing Agreement, the “Donlen ABS Facility Documents”), to the extent such obligations have not otherwise been terminated, shall4AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 5 of 11only be permitted to the extent such opening or closing of bank accounts would not violate such Donlen ABS Facility Documents. Further, notice must be given to (1) the U.S. Trustee, (2) counsel to the respective Prepetition Secured Parties,3 and (3) counsel for any statutory committee appointed in these chapter 11 cases (a “Committee”) within fifteen (15) days of opening or closing any Bank Account. 12. Within fifteen (15) days of the entry of this Interim Order, the Debtors shall contact the Banks that are party to a Uniform Depository Agreement with the U.S. Trustee and: (a) provide such bank with the Debtors’ employer identification number and lead case number for these chapter 11 cases, and (b) identify each of their bank accounts as being held by a debtor in possession. 13. The Debtors shall use their good-faith efforts to cause Banks that are not party to a Uniform Depository Agreement to execute one in a form prescribed the U.S. Trustee within thirty (30) days of this Interim Order. The U.S. Trustee’s rights to seek further relief from this Court on notice in the event that the aforementioned banks are unwilling to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee are fully reserved. 14. The Debtors are authorized, but not directed, to pay and/or reimburse their Banks and service providers in the ordinary course of business for any Cash Management Fees arising prior to or after the Petition Date.3 The “Prepetition Secured Parties” are (i) Barclays Bank PLC, as administrative agent and as collateral agent, and the other parties from time to time party to that certain Credit Agreement, dated as of June 30, 2016 (as amended from time to time); (ii) Barclays Bank PLC, as administrative agent and as collateral agent and the other “Secured Parties” party to that certain Letter of Credit Agreement, dated as of November 2, 2017 (as amended from time to time); and (iii) Wells Fargo Bank, National Association, as trustee, collateral agent and note collateral agent, and BOKF, National Association as Co-Prepetition Second Lien Collateral Agent under that certain Indenture and First Supplemental Indenture, both dated as of June 6, 2017 (as amended from time to time).5AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 6 of 1115. The Banks are authorized, without further order of this Court, to: (a) continue to administer, service, and maintain, the Bank Accounts as such accounts were administered, serviced, and maintained prior to the Petition Date, without interruption and in the ordinary course, (b) receive, process, honor, and pay any and all payments on account of a claim, and (c) debit the Bank Accounts for (i) all undisputed prepetition claims on account of Cash Management Fees (the “Cash Management Claims”), if any, owed to the Banks for the maintenance of the Cash Management System, (ii) all checks drawn on the Debtors’ Bank Accounts that were cashed at such Bank’s counters or exchanged for cashier’s checks by the payees thereof prior to the Petition Date, and (iii) all checks or other items deposited in one of the Bank Accounts with such Bank prior to the Petition Date that have not been dishonored or returned unpaid for any reason, together with any fees and costs in connection therewith. 16. A Bank must provide at least thirty (30) days prior written notice to the Debtors, the U.S. Trustee, and the respective counsel to the Prepetition Secured Party and counsel to any Committee if it wishes to terminate any of its services relating to a Bank Account or the Cash Management System. 17. Subject to the provisions of this Interim Order, the Banks are authorized to rely on the representations of the Debtors as to which payments are authorized to be honored or dishonored, whether or not such payments are dated, drawn, or issued prior to, on, or subsequent to the Petition Date. The Banks shall not be in violation of this Interim Order and shall have no liability for relying on such representations by the Debtors or honoring any payment that is subject to this Interim Order either (a) at the direction of the Debtors to honor such prepetition payment, (b) in the good faith belief that this Court has authorized such prepetition payment to be honored, or (c) as a result of an innocent mistake. To the extent that the Debtors direct that any payment be6AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 7 of 11dishonored or the Banks inadvertently dishonor any payments, the Debtors may issue replacement payments consistent with the orders of this Court. 18. The Banks are further authorized to (a) honor the Debtors’ directions with respect to the opening or closing of any Bank Account and (b) accept and hold, or invest, the Debtors’ funds in accordance with the Debtors’ instructions, and the Banks shall have no liability to any party for relying on such representations or instructions. 19. The relief granted in this Interim Order extends to any new bank account opened by the Debtors, and in accordance with the provisions of this Interim Order, such account shall be deemed a Bank Account and to the bank at which such account is opened. 20. The Debtors are authorized, but not directed to, (a) to continue performing under the Debtors’ prepetition hedging agreements and to honor, pay, and otherwise satisfy postpetition obligations thereunder in a manner consistent with prepetition practices; (b) enter into, and perform under, new postpetition hedging agreements in a manner consistent with prepetition practices; and (c) perform all such actions necessary or appropriate to implement, execute, and perform under hedging agreements in the ordinary course. 21. The Debtors’ time to comply with the requirements of section 345(b) of the Bankruptcy Code are hereby extended for a period of thirty (30) days from the Petition Date; provided, that such extension is without prejudice to the Debtors’ right to request a further extension or complete waiver of the requirements of section 345(b) of the Bankruptcy Code in these Chapter 11 Cases. 22. The Debtors are authorized, but not directed to, continue using their existing Business Forms without alteration or change and without the designation “Debtor-in-Possession” imprinted upon them; provided, that once the Debtors’ existing checks have been used, the Debtors7AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 8 of 11shall, when reordering checks, require the designation “Debtor in Possession” and the jointly administered bankruptcy case number on all checks; provided further, that, with respect to checks that the Debtors or their agents print themselves, the Debtors shall print the “Debtor in Possession” legend and the jointly administered case number on such checks within ten (10) days of the entry of this Interim Order. 23. The Debtors are authorized to continue engaging in Intercompany Transactions (including Intercompany Loans) in the ordinary course of business, including, without limitation, transferring funds through the Cash Management System, settling any balances on account of Intercompany Transactions, and procuring or extending Intercompany Loans; provided, however, that during the Interim Period the Debtors shall not engage in Intercompany Transactions with non-Debtor affiliates that exceed $70 million in the aggregate unless they first provide (i) the U.S. Trustee, (ii) counsel to the respective Prepetition Lenders, and (iii) any Committee with five (5) calendar day’s notice that they intend to exceed such limit. 24. The Debtors shall continue to maintain records related to and document the Intercompany Transactions, so that such transactions can be readily ascertained, traced, accounted for, and distinguished between prepetition and postpetition transactions. The Debtors shall not pay prepetition Intercompany Claims unless otherwise ordered by this Court. 25. Any claims arising from postpetition Intercompany Transactions shall have administrative expense priority status pursuant to section 503(b) of the Bankruptcy Code. 26. Consistent with prepetition practice, the proceeds from the sale of any vehicles owned by HVF that secure the financing issued by HVF II shall be remitted to BNYM, as trustee for HVF, and applied in accordance with the documents governing the THC ABS Facility.8AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 9 of 1127. Consistent with prepetition practice and subject to the Debtors’ rights under the Donlen Servicing Agreement, the Canadian Servicing Agreement, and the Bankruptcy Code, the proceeds from the sale of any vehicles owned by Donlen Trust, Hertz Canada Vehicles Partnership, and DTGC Car Rental Limited Partnership, shall be remitted in accordance with Donlen Servicing Agreement and the Canadian Servicing Agreement, as applicable. 28. For the avoidance of doubt, bank accounts held solely in the name of one or more non-Debtor entities, including Hertz Vehicle Financing, LLC, Hertz Canada Vehicles Partnership, DTGC Car Rental Limited Partnership, Hertz Fleet Lease Funding LP, Donlen Trust, and DNRS II LLC, are not “Bank Accounts” subject to the terms of this Interim Order. 29. Except with respect to postpetition Intercompany Transactions, nothing herein nor any actions taken hereunder shall create, nor is intended to create, any rights in favor of, or enhance the status of any claim held by, any person. 30. Nothing contained in the Motion or this Interim Order, nor any payment made pursuant to the authority granted by this Interim Order, is intended to be or shall be construed as (a) an admission as to the validity, extent, perfection, priority, allowability, or enforceability of any claim or any security interest which purportedly secures such claim, (b) a waiver of the Debtors’ or any appropriate party in interest’s rights to dispute the amount of, basis for, or validity of any claim against the Debtors, (c) a promise to pay any claim, (d) a waiver of any claims or causes of action which may exist against any creditor or interest holder, (e) an assumption or rejection of any executory contract or unexpired lease pursuant to section 365 of the Bankruptcy Code, and nothing herein otherwise affects the Debtors’ rights under section 365 of the Bankruptcy Code to assume or reject any executory contract or unexpired lease with any party subject to this Interim Order, (f) granting third-party beneficiary status or bestowing any additional rights on any9AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 10 of 11third party; or (g) being otherwise enforceable by any third party. Without limiting the generality of the foregoing, nothing in the Motion or this Interim Order nor any payment of any Cash Management Claim pursuant to this Interim Order shall be construed as impairing the Debtors’ right to contest the validity, priority, or amount of any Cash Management Claim allegedly due or owing to any Bank, and all of the Debtors’ rights with respect thereto are hereby reserved. 31. For the avoidance of doubt, the Debtors shall maintain accurate records of all transfers within the Cash Management System so that all postpetition transfers and transactions are adequately and promptly documented in and readily ascertainable from the Debtors’ books and records to the same extent maintained by the Debtors prior to the Petition Date. 32. Notwithstanding the Debtors’ use of a consolidated cash management system, the Debtors shall calculate their quarterly fees under 28 U.S.C. § 1930(a)(6) based on the disbursements of each Debtor. 33. The Court finds and determines that the requirements of Bankruptcy Rule 6003(b)are satisfied and that relief is necessary to avoid immediate and irreparable harm.34. Under the circumstances, the notice requirement set forth in Bankruptcy Rule6004(a) is satisfied.35. This Interim Order is immediately effective and enforceable notwithstanding the provisions of Bankruptcy Rule 6004(h) or otherwise. 36. The Debtors are authorized to execute and deliver such documents and to take and perform all actions necessary to implement and effectuate the relief granted in this Interim Order. 37. This Court retains jurisdiction with respect to all matters arising from or related to the implementation, interpretation, or enforcement of this Interim Order.10AMERICAS 102876611 RLF1 23486438v.1

Case 20-11218-MFW Doc 210 Filed 05/27/20 Page 11 of 1138. The deadline by which objections to entry of a final order on the Motion must be filed is June 18, 2020 at 4:00 p.m. (Eastern Time) (the “Objection Deadline”). The Final Hearing, if required, will be held on June 25, 2020 at 3:00 p.m. (Eastern Time).Dated: May 27th, 2020 Wilmington, Delaware AMERICAS 102876611 RLF1 23486438v.111 MARY F. WALRATH UNITED STATES BANKRUPTCY JUDGE

Case 20-11218-MFW Doc 19 Filed 05/24/20 Page 69 of 80EXHIBIT CList of Bank Accounts

Case 20-11218-MFW Doc 19 Filed 05/24/20 Page 70 of 80

NORTH AMERICAN BANK ACCOUNTS

List of U.S. Bank Accounts

Entity Name	Account Description	Bank Name	Account Number	Currency
Dollar Rent A Car, Inc.	Depository	JP Morgan Chase Bank	XXXXX8057	USD
Dollar Rent A Car, Inc.	Lockbox	Bank of New York Mellon (Lockbox)	XXX7320	USD
Dollar Rent A Car, Inc.	Operating Account	JP Morgan Chase Bank	XXXXX9789	USD
Dollar Thrifty Automotive Group, Inc.	DTAG Main Account	JP Morgan Chase Bank	XXXXX8543	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXX7520	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXXX9110	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXXX0355	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXXX4253	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXXX4261	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXXX4965	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXXX5038	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXX1748	USD
Donlen Corporation	Donlen CDA	JP Morgan Chase Bank	XXXXX9203	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXX2438	USD
Donlen Corporation	Donlen Security Deposit Account	JP Morgan Chase Bank	XXXXX9891	USD
Donlen Corporation	Donlen Operating Account	JP Morgan Chase Bank	XXX4979	USD
Donlen Corporation	Donlen CDA	JP Morgan Chase Bank	XXX4593	USD
Donlen Corporation	Donlen CDA	JP Morgan Chase Bank	XXXXX2229	USD
Donlen Corporation	Donlen CDA	JP Morgan Chase Bank	XXXXX1662	USD
Donlen Corporation	Donlen CDA	JP Morgan Chase Bank	XXXXX3424	USD
Donlen Corporation	Donlen CDA	JP Morgan Chase Bank	XXXXX2637	USD
Donlen Corporation	Donlen Sale Account (Vehicle Operating Account)	JP Morgan Chase Bank	XXXXX6369	USD
Donlen Corporation	Donlen Purchase Account	JP Morgan Chase Bank	XXXXX9575	USD
DTG Operations, Inc.	Controlled Disbursement Account	JP Morgan Chase Bank	XXXXX6795	USD
DTG Operations, Inc.	Controlled Disbursement Account	JP Morgan Chase Bank	XXXXX6506	USD
DTG Operations, Inc.	Field Depository	Bank of America	XXXXXXXX5999	USD
DTG Operations, Inc.	Field Depository	Bank of Hawaii	XXXXXX1635	USD
DTG Operations, Inc.	Field Depository	Fifth Third Bank	XXXX5661	USD
DTG Operations, Inc.	Field Depository	JP Morgan Chase Bank	XXXXX6575	USD
DTG Operations, Inc.	Field Depository	US Bank	XXXXXXXX3018	USD
DTG Operations, Inc.	Field Depository	Wells Fargo Bank	XXXXXX7224	USD
DTG Operations, Inc.	Insurance Lockbox	Bank of New York Mellon (Lockbox)	XXX7311	USD
DTG Operations, Inc.	Lockbox	Bank of New York Mellon (Lockbox)	XXX7303	USD
DTG Operations, Inc.	Operating Account	JP Morgan Chase Bank	XXXXX8535	USD
Hertz Aircraft, LLC	Operating Account	JP Morgan Chase Bank	XXXXX1405	USD
Hertz Car Sales LLC	Disbursement	JP Morgan Chase Bank	XXXXX9350	USD
Hertz Car Sales LLC	Escrow Account	JP Morgan Chase Bank	XXXXX7418	USD
Hertz Global Holdings Inc.	Money Market	JP Morgan Chase Bank	829	USD
Hertz Global Holdings Inc.	Operating Account	JP Morgan Chase Bank	XXXXX1281	USD
Hertz Local Edition Corp	Field Depository	Bank of America	XXXXXX5086	USD
Hertz Local Edition Corp	Field Depository	PNC Bank	XXXXXX1269	USD
Hertz Local Edition Corp	Field Depository	Wells Fargo Bank	XXXXXX7232	USD
Hertz Transporting Inc	Payroll Account	JP Morgan Chase Bank	XXX8721	USD
The Hertz Corporation	Controlled Disbursement Account	JP Morgan Chase Bank	XXXXXXXXX7509	USD
The Hertz Corporation	Controlled Disbursement Account	JP Morgan Chase Bank	XXXXXXXXX5509	USD
The Hertz Corporation	Controlled Disbursement Account	JP Morgan Chase Bank	XXXXX9335	USD
The Hertz Corporation	Depository	Bank of Hawaii	XXXXXX8195	USD
The Hertz Corporation	Depository	BB&T	XXXXXX1891	USD
The Hertz Corporation	Depository	Citizens Bank	XXXXXX9466	USD
The Hertz Corporation	Depository	Fifth Third Bank	XXXX8983	USD
The Hertz Corporation	Depository	JP Morgan Chase Bank	XXXXX0732	USD
The Hertz Corporation	Depository	Key Bank	XXXX4121	USD
The Hertz Corporation	Depository	Regions Bank	XXXXXX9070	USD
The Hertz Corporation	Depository	SunTrust Bank	XXXXXXXXX4361	USD
The Hertz Corporation	Depository	TD Bank - USA	XXXXXX2321	USD
The Hertz Corporation	Depository	United Missouri Bank	XXXXXX4889	USD

Case 20-11218-MFW Doc 19 Filed 05/24/20 Page 71 of 80

Entity Name	Account Description	Bank Name	Account Number	Currency
The Hertz Corporation	Depository	US Bank	XXXXXXXX7893	USD
The Hertz Corporation	Investment	Bank of New York Mellon	XXX1729	USD
The Hertz Corporation	Investment	BlackRock	X9505	USD
The Hertz Corporation	Investment	BlackRock	X0778	USD
The Hertz Corporation	Investment	Credit Suisse First Boston - NY	XXXXX4308	USD
The Hertz Corporation	Investment	Federated	XXXXXX2541	USD
The Hertz Corporation	Investment	Fidelity Treasury Fund 695	XXXXX8248	USD
The Hertz Corporation	Investment	HSBC Treasury Money Market Fund	XX9271	USD
The Hertz Corporation	Investment	JP Morgan Chase Bank	XXX8204	USD
The Hertz Corporation	Investment	Mizuho Bank	XXXXXXXX5926	USD
The Hertz Corporation	Lockbox	Bank of New York Mellon (Lockbox)	XXX4823	USD
The Hertz Corporation	Lockbox	Bank of New York Mellon (Lockbox)	XXX6196	USD
The Hertz Corporation	Lockbox	Bank of New York Mellon (Lockbox)	XXX6826	USD
The Hertz Corporation	Money Market	BlackRock	24	USD
The Hertz Corporation	Money Market	BlackRock	39	USD
The Hertz Corporation	Money Market	BlackRock	60	USD
The Hertz Corporation	Money Market	BlackRock	62	USD
The Hertz Corporation	Money Market	BlackRock	1107	USD
The Hertz Corporation	Money Market	BlackRock	1197	USD
The Hertz Corporation	Interest Bearing Account	Credit Suisse First Boston - NY	N/A	USD
The Hertz Corporation	Money Market	Deutsche Bank	250	USD
The Hertz Corporation	Money Market	Deutsche Bank	2403	USD
The Hertz Corporation	Money Market	Dreyfus	289	USD
The Hertz Corporation	Money Market	Federated Bank	5	USD
The Hertz Corporation	Money Market	Federated Bank	68	USD
The Hertz Corporation	Money Market	Federated Bank	636	USD
The Hertz Corporation	Money Market	Fidelity	695	USD
The Hertz Corporation	Money Market	Fidelity	2014	USD
The Hertz Corporation	Money Market	HSBC	6058	USD
The Hertz Corporation	Money Market	HSBC	6059	USD
The Hertz Corporation	Money Market	HSBC	6060	USD
The Hertz Corporation	Money Market	JP Morgan Chase Bank	836	USD
The Hertz Corporation	Money Market	JP Morgan Chase Bank	3915	USD
The Hertz Corporation	Money Market	JP Morgan Chase Bank	3918	USD
The Hertz Corporation	THC Master Account	JP Morgan Chase Bank	XXXXX4295	USD
The Hertz Corporation	Operating Account	JP Morgan Chase Bank	XXXXX8913	USD
The Hertz Corporation	Operating Account	JP Morgan Chase Bank	XXXXX2505	USD
The Hertz Corporation	Controlled Disbursement Account	JP Morgan Chase Bank	XXX8748	USD
Thrifty Rent-A-Car System LLC	Depository	JP Morgan Chase Bank	XXXXX2062	USD
Thrifty Rent-A-Car System LLC	Lockbox	Bank of New York Mellon (Lockbox)	XXX7338	USD
Thrifty Rent-A-Car System LLC	Operating Account	JP Morgan Chase Bank	XXXXX7171	USD

List of Canadian Bank Accounts

Entity Name	Account Description	Bank Name	Account Number	Currency
CMGC Canada Acquisition ULC	Canadian Master Account	Bank of Montreal	XXXXXXXX9479	CAD
CMGC Canada Acquisition ULC	Operating Account	Toronto Dominion Bank	XXXXXXX9021	CAD
Dollar Thrifty Automotive Group Canada Inc.	Controlled Disbursement Account	Bank of Montreal	XXXXXXX1802	CAD
Dollar Thrifty Automotive Group Canada Inc.	Field Depository	Bank of Montreal	XXXXXXX9463	CAD
Dollar Thrifty Automotive Group Canada Inc.	DTAG Canada Operating Account	Bank of Montreal	XXXXXXX2354	CAD
Dollar Thrifty Automotive Group Canada Inc.	Controlled Disbursement Account	Harris Bank	XXX3058	USD
Donlen Fleet Leasing, Ltd.	Donlen Canada CDA	Bank of Montreal	XXXXXXXX3179	CAD
Donlen Fleet Leasing, Ltd.	Donlen Canada CDA	Bank of Montreal	XXXXXXXX8714	CAD
Donlen Fleet Leasing, Ltd.	Donlen Canada CDA	Bank of Montreal	XXXXXXXX9075	CAD
Donlen Fleet Leasing, Ltd.	Donlen Canada Operating Account	Bank of Montreal	XXXXXXXX4832	CAD
DTG Canada Corp.	ABS Canada Program	Bank of Montreal	XXXXXXX4384	CAD
Hertz Canada Limited	Hertz Canada CDA AP	JP Morgan Chase Bank of Canada	XXXXXX1245	CAD
Hertz Canada Limited	Hertz Canada CDA Petty Cash	JP Morgan Chase Bank of Canada	XXXXXX1246	CAD

Case 20-11218-MFW Doc 19 Filed 05/24/20 Page 72 of 80Entity Name Account Description Bank Name Account Number Currency Hertz Canada Limited Hertz Canada CDA Payroll Toronto Dominion Bank XXXXXXX1011 CAD Hertz Canada Limited Hertz Canada Concentration Account Toronto Dominion Bank XXXXXXX9240 CAD* Certain Money Market Accounts are identified by "fund" numbers rather than "account" numbers

Exhibit D Retainers Paid (Form IR-2)

In re The Hertz Corporation, *et al.*
Debtors

Case No. 20-11218 (MFW)
Reporting Period: Through May 22, 2020

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

(This schedule is to include each Professional paid a retainer)

Payee	Check / ACH / Wire Payment		Name of Payor	Currency	Amount	Amount Applied to Date	Balance [1]
	Date	Number					
FTI Consulting, Inc. [2]	5/1/2020	CHIP Ref: 0226404	The Hertz Corporation	USD	$ 500,000	$ 223,783	$ 276,217
FTI Consulting, Inc. [2]	5/21/2020	FED Ref: 0521B1QGC02C010195	The Hertz Corporation	USD	417,703	-	417,703
White & Case LLP	4/23/2020	424077509 EFT	The Hertz Corporation	USD	500,000	500,000	-
White & Case LLP	5/14/2020	JPM Ref: 4416200135JO	The Hertz Corporation	USD	1,000,000	1,000,000	-
White & Case LLP	5/15/2020	JPM Ref: 5151500136JO	The Hertz Corporation	USD	1,373,048	361,039	1,012,009
Prime Clerk LLC	5/1/2020	FED Ref: 0501B1QGC07C016240	The Hertz Corporation	USD	75,000	70,295	4,705
Prime Clerk LLC	5/20/2020	FED Ref: 0520B1QGC01C020243	The Hertz Corporation	USD	63,119	-	63,119
Prime Clerk LLC	5/22/2020	CHIP Ref: 0438986	The Hertz Corporation	USD	30,000	-	30,000
Publicis Communications Collections [3]	5/22/2020	CHIP Ref: 0468132	The Hertz Corporation	USD	350,000	77,000	273,000
Richards, Layton & Finger, P.A.	5/4/2020	0506B1QGC05C005743	The Hertz Corporation	USD	150,000	150,000	-
Richards, Layton & Finger, P.A.	5/22/2020	0522B1QGC02C008453	The Hertz Corporation	USD	150,000	84,554	65,446
Cassels Brock [3]	5/4/2020	0504B1QGC07C013065	The Hertz Corporation	USD	50,000	39,241	10,759
Fox Rothschild	4/28/2020	JPM Ref: 4852200119JO	The Hertz Corporation	USD	50,000	34,822	15,179
Haynes & Boone LLP	5/21/2020	390223	The Hertz Corporation	USD	50,000	-	50,000
McCarthy Tetrault	5/4/2020	0504B1QGC08C025790	The Hertz Corporation	USD	150,000	120,504	29,496
TOTALS					**$ 4,908,870**	**$ 2,661,237**	**$ 2,247,632**

Notes:

(1) All retainers are Evergreen Retainers as of the filing date unless otherwise noted.

(2) Prior to the petition date, the Debtors paid FTI $3,040,406 for fees billed of $2,346,486, leaving cash on account in the amount of $693,920.

(3) Retainer is not Evergreen.

FORM IR-2